Exhibit 10.26

AMENDMENT NO. 4 TO SUBLEASE AGREEMENT

This Amendment No. 4 to Lease Agreement (this "Amendment") is made and entered into this 20th day of August, 2020, with an effective date of October 1, 2020 (the "Effective Date"), by and between StartUptown dba Avenu ("Tenant"), and NeuBase Therapeutics Inc. ("Subtenant"). Tenant has previously amended its lease agreement with Carnegie Mellon University ("Landlord") dated March 12, 2019 (the "Prime Lease"), a copy of which is attached as an exhibit to this Sublease.

WITNESSETH

WHEREAS, Landlord, Tenant, and Subtenant entered into that certain Lease Agreement, dated as of March 12, 2019, as amended by that certain Amendment No., Amendment No. 2 to Lease Agreement, and Amendment No. 3 to Lease Agreement, with an effective date of May l, 2020 (collectively, the "Lease");

WHEREAS, the Term of the Lease expires on September 30, 2020; WHEREAS, Subtenant wishes to extend the Term of the Lease through December 31, 2020;

WHEREAS, Landlord and Tenant agree to such extension; and

WHEREAS, by this Amendment, the parties desire to amend the Lease as provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.            Unless otherwise provided herein, capitalized terms shall have the same meaning as set forth in the Lease.

2.            Provided that an Uncured Event of Default has not occurred as of the Effective Date, the Term of the Lease shall be extended through December 31, 2020.

3.            Commencing on October 1, 2020 and continuing through December 31, 2020, the monthly rental payments due under the Lease shall be Seven Thousand Three Hundred Three Dollars and Fifteen Cents ($7,303.15).

4.            Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

- Signatures Follow -

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first set forth above.

TENANT

/s/ Sean C. Luther
StartUptown dba Avenu
By: Sean C.
Luther Executive Director

SUBTENANT

/s/ Sam Backenroth
NeuBase Therapeutics Inc.
By: Sam Backenroth